                             Letter Of Transmittal
                                       to
                Exchange Each Outstanding Share Of Common Stock
           (Including The Associated Preferred Stock Purchase Rights)

                                       of
                             Comptek Research, Inc.

                                      for
                             Shares Of Common Stock
           (Including The Associated Preferred Stock Purchase Rights)

                                       of
                          Northrop Grumman Corporation
            Based On The Exchange Ratio Described In The Prospectus

                THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
 AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON AUGUST 2, 2000 UNLESS EXTENDED.


                      The Exchange Agent for the Offer is:

                    First Chicago Trust Company of New York

         By Mail:            By Overnight Courier:           By Hand:
                              First Chicago Trust      First Chicago Trust
   First Chicago Trust        Company of New York      Company of New York
   Company of New York      40 Campenelli Drive      c/o Securities Transfer
      P.O. Box 84210        Braintree, MA 02184       & Reporting Services,
  Boston, MA 02284-2010      Attn: Comptek Deal                Inc.
                                                       100 William Street,
                                                             Galleria
                                                        New York, NY 10038

  Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of instructions via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery to the Exchange Agent. You must sign this Letter of Transmittal where indicated below and complete the Substitute Form W-9 provided below.

  The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

  This Letter of Transmittal is to be completed by shareholders if certificates for Comptek Shares (as defined herein) are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 1 below) is utilized, if delivery of Comptek Shares is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC"), pursuant to the procedures set forth under "The Offer--Procedure for Tendering" in the Prospectus (as defined herein). Shareholders who tender Comptek Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders" and other shareholders are referred to herein as "Certificate Shareholders." Shareholders whose certificates are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Exchange Agent on or prior to the expiration date (as described in the Prospectus), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Comptek Shares according to the guaranteed delivery procedures set forth under "The Offer--Procedure for Tendering" in the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility will not constitute delivery to the Exchange Agent for this Offer (as defined below).

                         Description of Shares Tendered

  List below the outstanding shares to which this Letter of Transmittal relates. If the space provided is inadequate, list the certificate numbers on a separately executed schedule and affix the schedule to this Letter of Transmittal.
                     DESCRIPTION OF COMPTEK SHARES TENDERED
--------------------------------------------------------------------------------

Name(s) and Address(es) of
   Registered Holder(s)                         Total Number
     (Please fill in,                             of Shares
if blank, exactly as name                      Represented by       Number of
  (s) appear(s) on share       Certificate          Share            Shares
     certificate(s))           Number(s)*      Certificate(s)*     Tendered**
-----------------------------------------------------------------------------

                            -------------------------------------------------

                            -------------------------------------------------

                            -------------------------------------------------

                            -------------------------------------------------
                              Total Shares
-----------------------------------------------------------------------------

  * Need not be completed by shareholders delivering by book-entry transfer (see below).
 ** Unless otherwise indicated, and subject to the terms and conditions of the Offer, the holder will be deemed to have tendered all the shares represented by each certificate listed above and delivered to the Exchange Agent. See Instruction 3.

                    Note: Signatures must be provided below

                Please read accompanying instructions carefully

[_]Check here if certificates for tendered shares are enclosed herewith.

[_]Check here if tendered shares are being delivered by book-entry transfer made to the account maintained by the Exchange Agent with the Book-Entry Transfer Facility and complete the following:

  Name of Tendering Institution: _____________________________________________

  DTC Participant Number: ____________________________________________________

  Transaction Code Number: ___________________________________________________

                          Use of Guaranteed Delivery
                              (See Instruction 1)


 [_]To be completed only if shares are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Exchange Agent. Complete the following (please enclose a photocopy of such Notice of Guaranteed Delivery):

   Name of Registered Holder(s): ___________________________________________

   Window Ticket Number (if any): __________________________________________

   Date of Execution of the Notice of Guaranteed Delivery: _________________

   Name of Eligible Institution that Guaranteed Delivery: __________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  The undersigned hereby delivers to Yavapai Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Northrop Grumman Corporation, a Delaware corporation ("Northrop Grumman"), the above-described shares of common stock, par value $0.02 per share (together with the associated preferred stock purchase rights, each, a "Comptek Share" and, collectively, the "Comptek Shares"), of Comptek Research, Inc., a New York corporation ("Comptek"), pursuant to Northrop Grumman's offer to exchange shares of common stock of Northrop Grumman, par value $1.00 per share (together with the associated preferred stock purchase rights, each, a "Northrop Grumman Share" and, collectively, the "Northrop Grumman Shares"), for all outstanding Comptek Shares based on the exchange ratio described in, and otherwise upon the terms and subject to the conditions set forth in, the Prospectus, dated July 6, 2000 (the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus and any amendments on supplements hereto or thereto, collectively constitute the "Offer").

  Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of such extension or amendment), subject to, and effective upon, acceptance of the Comptek Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Yavapai Acquisition Corp. all right, title and interest in and to all of the Comptek Shares that are being tendered hereby and any and all non-cash dividends, distributions, Comptek Shares or other securities issued or issuable in respect thereof on or after August 2, 2000 (collectively, "Distributions"), and irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Comptek Shares (and any Distributions) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Comptek Shares (and any Distributions) or transfer ownership of such Comptek Shares (and any Distributions) on the account books maintained by a book-entry transfer facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Yavapai Acquisition Corp., (b) present such Comptek Shares (and any Distributions) for transfer on the books of Comptek and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Comptek Shares (and any Distributions), all in accordance with the terms and the conditions of the Offer.

  The undersigned understands that shareholders will be required to tender one right for each share tendered in order to effect a valid tender of Comptek Shares.

  By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Albert F. Myers and John H. Mullan in their respective capacities as employees of Yavapai Acquisition Corp., and any individual who shall thereafter succeed to any such office of Yavapai Acquisition Corp., and each of them, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and resubstitution, to vote at any annual or special meeting of Comptek's shareholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the Comptek Shares (and any and all Distributions) tendered hereby and accepted for exchange by Yavapai Acquisition Corp.

  This proxy and power of attorney is coupled with an interest in the Comptek Shares and is irrevocable and is granted in consideration of, and is effective upon, the acceptance of such Comptek Shares (and any Distributions) by Yavapai Acquisition Corp. in accordance with the terms of the Offer. Such acceptance for exchange shall, without further action, revoke any other powers of attorney and proxies granted by the undersigned at any time with respect to such Comptek Shares (and any Distributions) and no subsequent powers of attorney and proxies, consents or revocations will be given (and, if given, will not be deemed effective) with respect thereto by the undersigned. Yavapai Acquisition Corp. reserves the right to require that, in order for Comptek Shares (or other Distributions) to be deemed validly tendered, immediately upon Yavapai Acquisition Corp. acceptance for exchange of such Comptek Shares, Yavapai Acquisition Corp. or its designee must be able to exercise full voting, consent and other rights with respect to such Comptek Shares (and any and all Distributions), including voting at any meeting of Comptek's shareholders.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Comptek Shares (and any Distributions) tendered hereby, that the undersigned owns the Comptek Shares tendered hereby and that when the same are accepted for exchange by Yavapai Acquisition Corp., Yavapai Acquisition Corp. will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Yavapai Acquisition Corp. to be necessary or desirable to complete the sale, assignment and transfer of the Comptek Shares (and any Distributions) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Exchange Agent for the account of Yavapai Acquisition Corp. any and all Distributions in respect of the Comptek Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Yavapai Acquisition Corp. shall be entitled to all rights and privileges as owner of each such Distribution and may choose not to exchange the Comptek Shares tendered hereby or may reduce from the total consideration due, the amount or value of such Distribution as determined by Yavapai Acquisition Corp. in its sole discretion.

  The undersigned represents and warrants that the undersigned has read and agrees to all the terms and conditions of the Offer. All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Subject to the withdrawal rights set forth under "The Offer-- Withdrawal Rights" in the Prospectus, the tender of Comptek Shares hereby made is irrevocable.

  The undersigned understands that the valid tender of Comptek Shares pursuant to any one of the procedures described under "The Offer--Procedure for Tendering" in the Prospectus and in the Instructions hereto and acceptance of such Comptek Shares will constitute a binding agreement between the undersigned and Yavapai Acquisition Corp. upon the terms and subject to the conditions set forth in the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Prospectus, Yavapai Acquisition Corp. may not be required to accept for exchange any of the Comptek Shares tendered hereby.

  Unless otherwise indicated herein under "Special Issuance Instructions," please issue the Northrop Grumman Shares and the check for cash in lieu of fractional Northrop Grumman Shares (if applicable) and/or return any certificates for Comptek Shares not tendered or not accepted for exchange in the name(s) of the registered holder(s) appearing under "Description of Comptek Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the Northrop Grumman Shares and/or return any certificates for Comptek Shares not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Comptek Shares Tendered." In the event that both the Special Delivery Instructions and the Special Issuance Instructions are completed, please issue the Northrop Grumman Shares and/or issue any certificates for Comptek Shares not so tendered or accepted in the name of, and deliver said certificates and/or return such certificates to, the person or persons so indicated. Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," please credit any Comptek Shares tendered herewith by book-entry transfer that are not accepted for exchange by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Yavapai Acquisition Corp. has no obligation to transfer any Comptek Shares from the name of the registered holder thereof if Yavapai Acquisition Corp. does not accept any of the Comptek Shares so tendered.

   SPECIAL ISSUANCE INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 2, 4, 5 and 7)          (See Instructions 2, 4, 5 and 7)


  To be completed ONLY if the               To be completed ONLY if certifi-
 Northrop Grumman Shares and the           cates for the Comptek Shares not
 check for cash, if applicable, to         tendered or not accepted for ex-
 be issued in lieu of fractional           change and the Northrop Grumman
 Northrop Grumman Shares are to be         Shares and the check for cash, if
 issued in the name of someone             applicable, to be issued in lieu
 other than the undersigned, if            of fractional Northrop Grumman
 certificates for the Comptek              Shares are to be sent to someone
 Shares not tendered or not ac-            other than the undersigned or to
 cepted for exchange are to be is-         the undersigned at an address
 sued in the name of someone other         other than that shown under "De-
 than the undersigned or if                scription of Shares Tendered."
 Comptek Shares tendered hereby
 and delivered by book-entry               Deliver:
 transfer that are not accepted                   [_] Check
 for exchange are to be returned                  [_] Certificates to
 by credit to an account main-
 tained at a Book-Entry Transfer
 Facility other than the account
 indicated above.

                                                 (Complete as applicable)

                                           Name______________________________
                                                     (Please Print)

                                           Address __________________________
 Issue:[_] Check                                     (Please Print)
      [_] Certificate(s) to


      (Complete as applicable)             __________________________________
                                                                   (Zip Code)
 Name _____________________________
           (Please Print)                  __________________________________

                                           Is this a permanent address change?
 Address __________________________

           (Please Print)                  [_] Yes
                                                 [_] No (check one box)

 __________________________________
                         (Zip Code)

 __________________________________
    Tax Identification or Social
          Security Number
  (See Substitute Form W-9 herein)

  Credit Comptek Shares not ten-
 dered, but represented by certif-
 icates tendered by this Letter of
 Transmittal, by book-entry trans-
 fer to:

 [_]The Depository Trust Company

 [_] ______________________________

 Account Number ___________________

  Credit Northrop Grumman Shares
 issued pursuant to the Offer by
 book-entry transfer to:

 [_]The Depository Trust Company

 [_] ______________________________

 Account Number ___________________

                                PLEASE SIGN HERE
                  (To Be Completed by All Tendering Holders of
              Comptek Shares Regardless of Whether Comptek Shares
       Are Being Physically Delivered Herewith, unless an Agent's Message
 Is Delivered in Connection with a Book-Entry Transfer of Such Comptek Shares)

  This Letter of Transmittal must be signed by the registered holder(s) of shares exactly as their name(s) appear(s) on certificate(s) for shares or on a security position listing, or by person(s) authorized to become registered holder(s) by certificates and documents transmitted with this Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Exchange Agent of such person's authority to so act. See Instruction 4 below.

  If the signature appearing below is not of the registered holder(s) of the shares, then the registered holder(s) must sign a valid power of attorney.

X ______________________________________________________________________________

X ______________________________________________________________________________
               Signature(s) of Holder(s) or Authorized Signatory

Dated ________________________ , 2000

Name(s) ________________________________________________________________________

    -------------------------------------------------------------------------

    Capacity ________________________________________________________________

    Address _________________________________________________________________
                              (Including Zip Code)

Area Code and Telephone No. ____________________________________________________

Tax Identification or Social Security No.: _____________________________________

                   Please Complete Substitute Form W-9 Herein

       SIGNATURE GUARANTEE (If required--see Instructions 2 and 4 below)

         Certain Signatures Must be Guaranteed by a Signature Guarantor

--------------------------------------------------------------------------------
             (Name of Signature Guarantor Guaranteeing Signatures)

--------------------------------------------------------------------------------
  (Address (including zip code) and Telephone Number (including area code) of
                                     Firm)

--------------------------------------------------------------------------------
                             (Authorized Signature)

--------------------------------------------------------------------------------
                                 (Printed Name)

--------------------------------------------------------------------------------
                                    (Title)

Dated ________________________ , 2000

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL

             Forming Part of the Terms and Conditions of the Offer

  1. Delivery of this Letter of Transmittal and Shares; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by shareholders of Comptek if certificates representing Comptek Shares are to be forwarded herewith, or, unless an Agent's Message is utilized, if delivery of such certificates is to be made by book-entry transfer to the account maintained by DTC, pursuant to the procedures set forth in the Prospectus under "The Offer-- Procedure for Tendering Shares." For a shareholder to validly tender Comptek Shares pursuant to the Offer, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any signature guarantees and any other documents required by these Instructions, or a properly transmitted Agent's Message in the case of a book-entry transfer, must be received by the Exchange Agent at its address set forth herein on or prior to the expiration date, and either (1) certificates representing such shares must be received by the Exchange Agent at its address, or (2) such shares must be transferred pursuant to the procedures for book-entry transfer described herein and in the Prospectus under "The Offer-- Procedure for Tendering" and a book-entry confirmation must be received by the Exchange Agent on or prior to the expiration date. A shareholder who desires to tender Comptek Shares and who cannot comply with procedures set forth herein for tender on a timely basis or whose shares are not immediately available must comply with the guaranteed delivery procedures discussed below.

  If a shareholder desires to tender Comptek Shares pursuant to the Offer and
(1) certificates representing such Comptek Shares are not immediately available, (2) time will not permit such Letter of Transmittal, certificates representing such Comptek Shares or other required documents to reach the Exchange Agent on or prior to the expiration date, or (3) the procedures for book-entry transfer (including delivery of an Agent's Message) cannot be completed on or prior to the expiration date, such shareholder may nevertheless tender such Comptek Shares with the effect that such tender will be deemed to have been received on or prior to the expiration date if the guaranteed delivery procedures set forth in the Prospectus under "The Offer-- Procedure for Tendering" are followed. Pursuant to such procedures, (1) the tender must be made by or through an Eligible Institution (as defined in Instruction 2 below), (2) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided herewith, or an Agent's Message with respect to a guaranteed delivery that is accepted by Yavapai Acquisition Corp., must be received by the Exchange Agent on or prior to the expiration date, and (3) the certificates for all tendered Comptek Shares, in proper form for transfer (or a book-entry confirmation of the transfer of such shares into the Exchange Agent's account at DTC as described in the Prospectus) together with a Letter of Transmittal (or manually signed facsimile thereof) properly completed and duly executed, with any required signature guarantees and any other documents required by the Letter of Transmittal, or a properly transmitted Agent's Message, must be received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the execution of the Notice of Guaranteed Delivery.

  The term Agent's Message means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such book-entry transfer facility tendering the Comptek Shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Yavapai Acquisition Corp. may enforce such agreement against the participant.

  The signatures on this Letter of Transmittal cover the Comptek Shares tendered hereby.

    The method of delivery of this Letter of Transmittal, the Comptek Shares and all other required documents, including delivery through the book entry transfer facility, to the Exchange Agent is at the election and sole risk of the shareholder. The delivery will be deemed made only when actually received by the Exchange Agent (including, in the case of a book-entry transfer, by book-entry confirmation). Instead of delivery by mail, shareholders should use an overnight or hand delivery service. In all cases, holders should allow for sufficient time to ensure delivery to the Exchange Agent before the expiration of the Offer. Shareholders may request their broker, dealer, commercial bank, trust company or nominee to effect these transactions for such shareholder.

  No alternative, conditional or contingent tenders will be accepted, and no fractional Comptek Shares will be purchased. All tendering shareholders, by executing this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of acceptance of their Comptek Shares for exchange.

  2. Guarantee of Signatures. Signatures on this Letter of Transmittal must be guaranteed by a member of or participant in a recognized Medallion Program approved by the Securities Transfer Association Inc., including the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program and the Stock Exchange Medallion Program (generally a bank, broker, dealer, credit union, savings association) or by an "eligible guarantor institution" (as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each of the foregoing, an "Eligible Institution") unless the Comptek Shares tendered hereby are tendered (1) by a registered holder of Comptek Shares (or by a participant in DTC whose name appears on a security position listing as the owner of such Comptek Shares) who has not completed any of the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions," on the Letter of Transmittal, or (2) for the account of an Eligible Institution. If the Comptek Shares are registered in the name of a person other than the signer of the Letter of Transmittal or if Comptek Shares not tendered are to be returned to, or are to be issued to the order of, a person other than the registered holder or if Comptek Shares not tendered are to be sent to someone other than the registered holder, then the signature on this Letter of Transmittal accompanying the tendered Comptek Shares must be guaranteed as described above. Beneficial owners whose Comptek Shares are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender Comptek Shares. See "The Offer--Procedure for Tendering Shares," in the Prospectus.

  3. Partial Tenders (Not applicable to shareholders who tender by book-entry transfer). If fewer than all the Comptek Shares evidenced by any share certificate delivered to the Exchange Agent herewith are to be tendered hereby, fill in the number of Comptek Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the Comptek Shares that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the expiration date or the termination of the Offer. All Comptek Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

  4. Signature on this Letter of Transmittal; Stock Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Comptek Shares tendered hereby, the signature must correspond with the name(s) as written on the face of certificates without alteration, enlargement or change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Comptek Shares tendered hereby, the signature must correspond with the name shown on the security position listing the owner of the Comptek Shares.

  If any of the Comptek Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Comptek Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

  If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Yavapai Acquisition Corp. of their authority so to act must be submitted.

  If this Letter of Transmittal is signed by the registered holder(s) of the Comptek Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless certificates for Northrop Grumman Shares or certificates for Comptek Shares not tendered or accepted are to be issued in the name of a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  5. Special Issuance and Special Delivery Instructions. If certificates for Comptek Shares and a check for cash (in the case of any cash in lieu of fractional Northrop Grumman Shares), and certificates for Comptek Shares not accepted for exchange or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any shareholder(s) delivering Comptek Shares by book-entry transfer may request that Comptek Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such shareholder(s) may designate in the box entitled "Special Issuance Instructions." If no such instructions are given, any such Comptek Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Comptek Shares were delivered.

  6. Taxpayer Identification Number and Substitute Form W-9. The tendering shareholder is required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN"), generally the shareholder's social security or federal employer identification number, on the Substitute Form W-9 which is provided below, and to certify whether the shareholder is subject to backup withholding of United States federal income tax. If a tendering shareholder is subject to federal backup withholding, the shareholder must cross out item (2) of the "Certification" box of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to a $50 penalty imposed by the Internal Revenue Service ("IRS") and a 31% federal backup withholding tax on the payment of cash in lieu of fractional shares of Northrop Grumman Shares. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write "Applied For" in the space provided for the TIN in Part 1, check the box in Part 3, and sign and date the Substitute Form W-9. If "Applied For" is written in Part 1 and the Exchange Agent is not provided with a TIN within 60 days of its receipt of the Substitute Form W-9, the Exchange Agent will withhold 31% on all cash payments until a TIN is provided to the Exchange Agent.

  7. Stock Transfer Taxes. Except as otherwise provided in this Instruction 7, Yavapai Acquisition Corp. will pay or cause to be paid all stock transfer taxes with respect to the transfer and sale of any Comptek Shares to it or its order pursuant to the Offer. If, however, delivery of the consideration in respect of the Offer is to be made, or (in the circumstances where permitted hereby) if certificates for Comptek Shares not tendered or not accepted for exchange are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the overall consideration paid unless evidence satisfactory to Yavapai Acquisition Corp. of the payment of such taxes, or exemption therefrom, is submitted.

  Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates evidencing the Comptek Shares tendered hereby.

  8. Mutilated, Lost, Stolen or Destroyed Outstanding Certificates. If any certificate(s) representing Comptek Shares has been lost, destroyed or stolen, the shareholder should promptly notify American Stock Transfer & Trust Company, Comptek's Transfer Agent, at (800) 937-5449. The shareholder will then be instructed as to the steps that must be taken in order to replace the share certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen share certificates have been followed.

  9. Inadequate Space. If the space provided herein under "Description of Comptek Shares Tendered" is inadequate, the number of Comptek Shares tendered and the share certificate numbers with respect to such Comptek Shares should be listed on a separate signed schedule attached hereto.

  10. Irregularities. We will determine questions as to the validity, form, eligibility, including time of receipt, and acceptance for exchange of any tender of Comptek Shares, in our sole discretion, and our determination shall be final and binding. We reserve the absolute right to reject any and all tenders of Comptek Shares that we determine are not in proper form or the acceptance for exchange of or exchange for which may, in the opinion of our counsel, be unlawful. We also reserve the absolute right to waive any of the conditions of the Offer (other than the minimum tender condition) or any defect or irregularity in the tender of any Comptek Shares. No tender of Comptek Shares will be deemed to have been validly made until all defects and irregularities in tenders of Comptek Shares have been cured or waived. Neither we, the Exchange Agent, the Information Agent nor any other person will be under any duty to give notification of any defects or irregularities in the tender of any Comptek Shares or will incur any liability for failure to give any such notification. Our interpretation of the terms and conditions of the Offer, including this Letter of Transmittal and instructions hereto will be final and binding.

  11. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for assistance or additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery, and Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent or Deal Manager at their respective addresses and telephone numbers set forth below, or from your broker, dealer, commercial bank, trust company or other nominee.

  IMPORTANT: This Letter of Transmittal or a facsimile thereof (together with certificates for Comptek Shares or confirmation of book-entry transfer and all other required documents) or a Notice of Guaranteed Delivery must be received by the Exchange Agent on or prior to 12:00 midnight, New York City time, on the expiration date.

                               ----------------

                           Important Tax Information

  Under United States federal income tax law, a shareholder whose tendered Comptek Shares are accepted for payment is required to provide the Exchange Agent (as payer) with such shareholder's correct social security number, individual taxpayer identification number, or employer identification number (each a Taxpayer Identification Number or a "TIN") on Substitute Form W-9 provided below. If such shareholder is an individual, the TIN is such person's social security number. The TIN of a resident alien who does not have and is not eligible to obtain a social security number is such person's IRS individual taxpayer identification number. If a tendering shareholder is subject to federal backup withholding, the shareholder must cross out item (2) of the Certification box on the Substitute Form W-9. If the Exchange Agent is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the IRS. In addition, cash payments that are made to such shareholder in lieu of fractional shares of Northrop Grumman Shares may be subject to federal backup withholding.

  Certain shareholders (including, among others, all corporations and certain non-United Stares individuals) are not subject to federal backup withholding. In order for a non-United States individual to qualify as an exempt recipient, that shareholder must submit to the Exchange Agent a properly completed IRS Form W-8 or Form W-8BEN, signed under penalties of perjury, attesting to that individual's exempt status. Such forms may be obtained from the Exchange Agent. Exempt shareholders, other than non-United States individuals, should furnish their TIN, write "EXEMPT" on the face of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If federal backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the shareholder. Federal backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Purpose of Substitute Form W-9

  To prevent federal backup withholding on cash payments that are made to a shareholder in lieu of fractional shares of Northrop Grumman Shares, the shareholder is required to notify the Exchange Agent of such shareholder's correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on such form is correct (or that such shareholder is awaiting a TIN) and that (i) such holder is exempt from federal backup withholding, (ii) such holder has not been notified by the IRS that such holder is subject to federal backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified such holder that such holder is no longer subject to federal backup withholding (see Part 2 of Substitute Form W-
9).

What Number to Give the Exchange Agent

  The shareholder is required to give the Exchange Agent the TIN of the record owner of the Comptek Shares. If the Comptek Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such shareholder should write "Applied For" in the space provided for in the TIN in Part 1, check the box in Part 3, and sign and date the Substitute Form W-9. If "Applied For" is written in Part 1 and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent may withhold 31% on all payments until a TIN is provided to the Exchange Agent.

                 TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS

                              (SEE INSTRUCTION 6)


             PAYER'S NAME: First Chicago Trust Company of New York

-------------------------------------------------------------------------------
                        Part 1--PLEASE PROVIDE YOUR
                        TIN IN THE BOX AT RIGHT AND  -------------------------
 SUBSTITUTE             CERTIFY BY SIGNING AND            Social Security
 Form W-9               DATING BELOW.                        Number(s)

                                                                OR

                                                     -----------------------
                                                     Employer identification
                                                               number
                       --------------------------------------------------------
 Department of          Part 2--CERTIFICATION--Under Penalties of Perjury, I
 the Treasury           certify that:

                        (1) The number shown on this form is my correct
                            Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

 Internal               (2) I am not subject to backup withholding because
 Revenue                    (a) I am exempt from backup withholding, (b) I
 Service                    have not been notified by the Internal Revenue
                            Service ("IRS") that I am subject to backup
                            withholding as a result of a failure to report
 Payer's Request for        all interest or dividends, or (c) the IRS has
 Taxpayer                   notified me that I am no longer subject to backup
 Identification             withholding.
 Number (TIN)          --------------------------------------------------------
                        CERTIFICATION INSTRUCTIONS--You must
                        cross out item (2) above if you have
                        been notified by the IRS that you are
                        subject to backup withholding because
                        of underreporting interest or divi-
                        dends on your tax return. However, if
                        after being notified by the IRS that        Part 3--
                        you are subject to backup withholding Awaiting TIN [_] you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                        SIGNATURE: _____________  DATE: _____,2000

                        NAME (PLEASE PRINT): _________________

--------------------------------------------------------------------------------

  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3
   OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

           CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty days, such retained amounts shall be remitted to the IRS as backup withholding.

 SIGNATURE __________________________  DATE __________________________ , 2000

 NAME (please print) ________________________________________________________

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM W-9 MAY RESULT IN BACKUP WITHHOLDING AND A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

  Any questions or requests for assistance or additional copies of the Prospectus, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and locations listed below. Holders of shares may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                       [LOGO FOR GEORGESON SHAREHOLDERS]
                          17 State Street, 10th Floor
                              New York, NY 10004

                Banks and Brokers Call Collect: (212) 440-9800
                   All Others Call Toll Free: (800) 223-2064

                     The Dealer Manager for the Offer is:

                        [LOGO FOR SALOMON SMITH BARNEY]
                             388 Greenwich Street
                           New York, New York 10013
                                (877) 820-8015